Exhibit 99.2

NASDAQ: ABUS www.arbutusbio.com November 9, 2023 Corporate Presentation © 2023 Arbutus Biopharma, Inc.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuits ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; and the parties may never realize the expected benefits of the collaborations . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2 © 2023 Arbutus Biopharma, Inc.

Our Strategy for Value Creation Leverage the proven track record of success established with our team's expertise in understanding and treating viral infections by discovering and developing a differentiated pipeline of therapies targeting chronic HBV. Develop a combination therapy that includes antivirals and immunologics to provide a finite duration treatment for people with cHBV that results in >20% functional cure rate. HBV: Hepatitis B Virus | cHBV: chronic HB V 3 © 2023 Arbutus Biopharma, Inc.

Investment Highlights Strong financial position Indications with significant unmet medical need & large market opportunities Patented LNP technology Portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing a functional cure for HBV Cash runway into Q1 2026 Data shows imdusiran is generally safe and well - tolerated and has shown meaningful suppression of HBsAg while on - or off - treatment RNAi therapeutic PD - L1 inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro ® and seeking damages for Moderna & Pfizer/BioNTech COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | HBsAg: Hepatitis B surface antigen 4 © 2023 Arbutus Biopharma, Inc.

Pipeline AB - 101 cHBV NA: Nucleoside Analogue 5 Imdusiran (AB - 729) cHBV AB - 729 - 201 Combo trial (imdusiran + Peg - IFN α - 2a + NA) AB - 729 - 202 Combo trial (imdusiran + vaccine + NA +/ - checkpoint inhibitor) AB - 729 - 001 single - ascending dose / multiple - ascending dose RNAi Therapeutic PD - L1 Inhibitor AB - 101 - 001 single - and multiple - ascending dose © 2023 Arbutus Biopharma, Inc. Lead Optimization IND Enabling Phase 1 Phase 2 Phase 3 Marketed

Africa 60M E Mediterranean 21M SE Asia 39M W Pacific 115M EU 15M Americas 7M ~820k people die every year as a consequence despite the availability of effective vaccines and antivirals. people are chronically infected with HBV, globally. >290M >290M Chronic HBV Sources: https://www.who.int/news - room/fact - sheets/detail/hepatitis - b https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ HBV Presents a Significant Unmet Medical Need 30M 6.6M 2.3% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. 10.5% Diagnosed 2M USA 15M Europ e 90M China 6 SOC: Standard of Care © 2023 Arbutus Biopharma, Inc.

HBV Overview Life - threatening liver infection caused by hepatitis B virus (HBV) Transmitted through body fluids and from mother to child Long - term chronic infection ( cHBV ) leads to higher risk of cirrhosis and/or liver cancer Cause & Symptoms Diagnosis HBsAg detection Additional biomarkers necessary to determine stage of disease Treatments NA therapy – lifelong daily therapy, aimed at reducing HBV DNA and risk of cirrhosis and/or HCC Peg - IFN α – administered weekly; poorly tolerated <5% of patients achieve functional cure Rationale Need for finite and more efficacious HBV treatments that further improve long - term outcomes and increase functional cure rate Combination therapy with different MOAs will be required to reduce HBsAg, suppress HBV DNA, and boost immune system Sources for all data on slide: 1 Hepatitis B Fact Sheet, WHO https://www.who.int/news - room/fact - sheets/detail/hepatitis - b ; Hep B Foundation link https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ ; Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign - Born Persons Living in the US by Country of Origin 2 Pegasys , PEG - Intron, Baraclude and Viread Package Inserts HBsAg : HBV Surface Antigen | HCC: Hepatocellular carcinoma 7 © 2023 Arbutus Biopharma, Inc.

Suppress Reduce Boost Viral DNA and cccDNA Pool Viral Antigen - HBsAg Host Immune System Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response 8 NA RNAi RNAi RNAi PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2023 Arbutus Biopharma, Inc.

9 RNAi Therapeutic

Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies RNAi Therapeutic Imdusiran GalNAc n Linker Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx 10 © 2023 Arbutus Biopharma, Inc.

11 © 2023 Arbutus Biopharma, Inc. AB - 729 - 001: Comparable mean HBsAg declines were observed in all Cohorts All Cohorts achieved at least a - 1.8 log 10 decline in mean HBsAg at the end of the treatment period (Week 48) There were no significant differences in mean HBsAg declines between the 60 mg and 90 mg doses or between different dosing in ter vals Mean HBsAg levels remained below baseline values at Week 48 Follow Up AB - 729 was well - tolerated at all dose levels and intervals, with no discontinuations due to AEs or treatment - related Grade 3 or 4 AEs Data shown are for a minimum of 5 subjects/timepoint. Last dose of AB - 729: Cohort E, Week 44; Cohorts F, I, G, K: Week 40; Cohort J: Week 36. Mean HBsAg log 10 change from baseline Mean HBsAg log 10 IU/mL change from baseline at key timepoints Treatment period Follow Up period Data shown as mean (SE) log 10 IU/mL; minimum of 5 subjects/timepoint. Last AB-729 dose Cohort E: Week 44, Cohorts F, I, G, K: Week 40, Cohort J: Week 36; HBsAg Assay LLOQ = 0.07 IU/mL; *N=6; # N=5 Visit HBV DNA- HBV DNA+ CohortE 60mg Q4W HBV DNA- (N=7) Cohort F 60mg Q8W HBV DNA- (N=7) Cohort I 90mg Q8W HBV DNA- (N=6) Cohort J 90mg Q12W HBV DNA- (N=7) Cohort K 90mg Q8W HBV DNA-, HBeAg+ only (N=7) CohortG 90mg Q8W + TDF (N=7) Baseline 3.51 (0.20) 3.53 (0.17) 3.36 (0.23) 3.37 (0.28) 3.23 (0.14) 3.14 (0.14) Treatment Week 12 -1.10 (0.15) -1.02 (0.11) -1.30 (0.19) -1.06 (0.31) -1.63 (0.39) -1.56 (0.32) Treatment Week 24 -1.84 (0.16) -1.57 (0.09) -1.79 (0.22) -1.56 (0.25) -1.99 (0.35) -1.82 (0.29) Treatment Week 48 -1.89 (0.18) -1.90 (0.14) -1.91 (0.32) -1.80 (0.41) -2.57 (0.61) -2.05 (0.31) Follow Up Week 12 -1.74 (0.20) -1.59 (0.23) -1.42 (0.26) -1.52 (0.40) -2.38 (0.75) -1.50 (0.13) Follow Up Week 24 -1.43 (0.18) -1.26 (0.21) -1.37 (0.39) -1.49 (0.35) -1.82 (0.63) -1.53 (0.29) Follow Up Week 48 -1.55 (0.56) -1.01 (0.24) -0.88 (0.33) -1.04 (0.20) -1.86 (0.70) -1.10 (0.27)

AB - 729 - 001 : HBV Markers and ALT Levels Remain Low Long After Imdusiran Treatment in cHBV Patients Who Stopped All Therapy 7 of 9 (78%) subjects remain off NA therapy for 44 - 64 weeks and all completed imdusiran treatment over 1½ years ago Most subjects have maintained low HBV DNA levels off treatment 12 Data presented at GHS 2023 © 2023 Arbutus Biopharma, Inc. Patient 46 (Cohort E) Baseline HBsAg = 1392 IU/mL Patient 51 (Cohort F) Patient 61 (Cohort I) Baseline HBsAg = 2021 IU/mL HBsAg (IU/mL), ALT (U/L) HBV DNA (IU/mL) Patient 52 (Cohort F) Baseline HBsAg = 1888 IU/mL Patient 59 (Cohort G) Baseline HBsAg = 1338 IU/mL Patient 60 (Cohort G) Baseline HBsAg = 1128 IU/mL Patient 56 (Cohort G) Baseline HBsAg = 277 IU/mL HBsAg remains between - 0.8 and - 1.6 log 10 IU/mL below baseline values NA discontinuation post - imdusiran treatment appears well tolerated with no ALT flares HBV DNA (IU/mL) Baseline HBsAg = 6765 IU/mL

AB - 729 - 001 : Treatment with Imdusiran Reactivates HBV Specific Immunity in Some Patients 13 0 4 812162024283236404448525660 0 1 2 3 4 5 0 20 40 60 H B s A g ( L o g 1 0 I U / m L ) Patient 43 60 mg Q4W 0 4 8 1216202428323640444852 0 1 2 3 4 0 10 20 30 40 50 60 H B s A g ( L o g 1 0 I U / m L ) Patient 48 60 mg Q8W Upregulation of HBV - specific T - cell activation markers observed in all 7 patients assessed to date Two profiles of HBV - specific T cell IFN - γ responses observed Elevation between Wk 16 - 28 which coincides with nadir of HBsAg reduction *Elevation after imdusiran dosing completed, between Wk 48 - 60 Data presented at EASL 2022 Patient 42* 60 mg Q4W Imdusiran Increased HBV - Specific T - Cell Activation Imdusiran Decreased Exhausted T - Cells B a s e l i n e E O T W k 3 2 ^ F / U W k 5 6 B a s e l i n e E O T W k 3 2 ^ F / U W k 5 6 0 10 20 30 F r e q u e n c y ( % ) Patient 43 ^ Last on - treatment PBMC sample available prior to last dose at Wk 44 B a s e l i n e E O T W k 4 0 F / U W k 5 2 B a s e l i n e E O T W k 4 0 F / U W k 5 2 0 10 20 30 F r e q u e n c y ( % ) Patient 48 B a s e l i n e E O T W k 4 4 F / U W k 6 0 B a s e l i n e E O T W k 4 4 F / U W k 6 0 0 10 20 30 F r e q u e n c y ( % ) Patient 42 © 2023 Arbutus Biopharma, Inc.

AB - 729 - 001 Clinical Trial Key Takeaways Imdusiran provided robust and comparable HBsAg declines regardless of dose, dosing interval, HBeAg or DNA status Discontinuation of both imdusiran and NA - therapy results in sustained reduction in HBsAg and HBV DNA in 7 of 9 patients Imdusiran was generally safe and well - tolerated after completing dosing in 41 patients Imdusiran results in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients 14 * Data previously presented © 2023 Arbutus Biopharma, Inc.

Phase 2a POC Clinical Trial Imdusiran in combination with ongoing NA therapy and short courses of Peg - IFN α - 2 a in cHBV patients AB - 729 - 201: Follow - up (24 - weeks) Imdusiran + NA + IFN (n=12) NA + IFN (n=12) Imdusiran +NA+IFN (n=8) NA + IFN (n=8) Imdusiran + NA (60mg Q8W) n=43 HBeAg - Randomize Follow - up (24 - weeks) 1 52 28 24 40 Weeks POC: Proof of Concept Primary objective : evaluate safety and tolerability of imdusiran in combination with Peg - IFNa - 2a in patients with NA - suppressed cHBV After 24 - weeks of follow - up, patients are assessed to stop NA therapy. Those patients that stop NA therapy will be followed for an additional 48 weeks. Preliminary data through 12 weeks of IFN treatment for the first 12 subjects were presented at EASL Congress 2023 Multi - center, open - label Phase 2a 15 © 2023 Arbutus Biopharma, Inc.

Individual and Mean HBsAg Results by Cohort Over Time 16 © 2023 Arbutus Biopharma, Inc. AB - 729 - 201: Imdusiran and IFN Treatment Led to Consistent HBsAg Declines After 24 Weeks Mean (SE) HBsAg log 10 Change from Baseline at Key Timepoints Data presented at EASL 2023 Preliminary results: Treatment was generally well tolerated with continued HBsAg declines in some patients during the IFN treatment period Mean HBsAg decline during lead - in phase was 1.6 log 10 at week 24 of treatment 93% of patients (38 of 41 randomized) had HBsAg levels <100 IU/mL during treatment period 4 patients reached HBsAg levels <LLOQ during IFN treatment

Phase 2a POC Clinical Trial POC Phase 2a clinical trial evaluating imdusiran in combination with Barinthus Bio’s (formerly Vaccitech ) immunotherapeutic, VTP - 300, NA, and with or without low dose nivolumab AB - 729 - 202: Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP - 300 or placebo At Week 48 all participants who are eligible to discontinue NA therapy will be followed for an additional 48 weeks Expanded the clinical trial to include an additional arm with nivolumab ( Opdivo ® ), and dosed first patient in this arm in the first half of 2023 Preliminary results presented at AASLD The Liver Meeting 2023 Full rights retained by the Companies of their respective product candidates and all costs split equally 17 Follow - up (24 - 48 weeks) VTP - 300 + NA (n=20) NA + placebo (n=20) 1 Imdusiran + NA (60mg Q8W) n=40 Randomize Weeks Imdusiran + NA (60mg Q8W) n=20 24 VTP - 300 + NA + Nivo 1 48 26 24 Weeks 48 Follow - up (24 - 48 weeks) © 2023 Arbutus Biopharma, Inc.

18 © 2023 Arbutus Biopharma, Inc. AB - 729 - 202: HBsAg Levels were Reduced and Sustained with Imdusiran and VTP - 300 Treatment Mean HBsAg Change from Baseline and Key Milestones Mean HBsAg Change from Baseline by Treatment Group Data presented at AASLD 2023 Preliminary results: Robust reductions of HBsAg were seen during the imdusiran treatment period, with 33/34 (97%) of patients <100 IU/mL at the time of VTP - 300/placebo administration VTP - 300 appears to maintain low HBsAg levels in the early post - treatment period, as the mean HBsAg levels in the placebo group begin to rebound starting ~12 weeks after the last dose of imdusiran All VTP - 300 treated patients have maintained HBsAg <100 IU/mL through Week 48, 60% have maintained HBsAg <10 IU/mL, and all have qualified to stop NA therapy

19 © 2023 Arbutus Biopharma, Inc. AB - 729 - 202: HBV - Specific T Cell Responses and Soluble Immune Biomarkers increased after VTP - 300 dosing Preliminary results: Elevations in HBV - specific T cell IFN - γ production were observed during imdusiran lead - in and after vaccination for n=7 patients profiled thus far Enhanced HBV - specific T cell responses were observed against HBsAg, PreS1/S2 peptides in VTP - 300 treated patients (n=4) Transient increases in other plasma immune biomarkers were also observed during imdusiran lead - in and vaccination period Data presented at AASLD 2023 Patient 30 (Group A/VTP - 300) experienced HBsAg decline and enhanced IFN - γ production (via ELISpot) after VTP - 300 through Week 48

Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan Imdusiran Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China 20 © 2023 Arbutus Biopharma, Inc.

Oral PD - L1 Inhibitor 21

AB - 101: Oral PD - L1 Inhibitor for HBV Immune Reactivation PD - 1: Programmed death ligand protein | Abs: Antibodies Currently in a Phase 1a/1b clinical trial Rationale • HBV immune tolerance is a critical driver of cHBV infection • PD - 1:PD - L1 checkpoint axis plays a key role in immune tolerization in cHBV • PD - L1 expression upregulated during HBV infection • PD - 1 upregulated on HBV - specific T - and B - cells • Inhibition associated with HBsAg loss in some cHBV patients AB - 101 • Blocks PD - L1/PD - 1 interaction at sub - nM concentrations • Activates HBV - specific immune responses in T - cells from cHBV patients in vitro • Novel MOA identified • Demonstrates a robust checkpoint mediated in vivo effect • Improves HBV - specific T - and B - cell responses ex vivo Small - Molecule Inhibitor Approach • Allows controlled checkpoint blockade • Enables oral dosing • Designed to reduce systemic safety issues seen with Abs 22 © 2023 Arbutus Biopharma, Inc.

AB - 101: Small - Molecule Oral PD - L1 Inhibitor for HBV AB - 101 is highly potent and activates HBV specific immune cells from chronic HBV patients AB - 101 reinvigorates HBV - specific cHBV patient T - cells PBMCs N= cells from 9 cHBV patients *p< - 0.05 PBMC: P eripheral Blood Mononuclear Cells PDL1 * Inactive AB - 101 * 0 3 2 1 IFN - y Fold Increase Over HBV peptide alone 23 © 2023 Arbutus Biopharma, Inc. Once daily oral administration of AB - 101 resulted in profound tumor reduction Study Day MC38 Tumor Mouse Model Tumor Volume (mm 3 ) Data presented at EASL 2022

24 © 2023 Arbutus Biopharma, Inc. Part 1: SAD (n=8/cohort – 6:2) 1C: Dose 3 1B: Dose 2 1A: Dose 1 Part 2: MAD (n=10/cohort – 8:2) 2A: Do se ≤ dose tested in Part 1; interval TBD 2B: Dose/interval TBD 3A: Dose ≤ dose tested in Part 2; interval TBD x 28d 3B: Dose/interval TBD x 28d 3C: Dose/interval TBD x 28d AB - 101 - 001: Phase 1a/1b Clinical Trial with AB - 101 Parts 1 & 2 – Healthy Subjects Part 3 – cHBV Patients (n=12/cohort – 10:2) Virally suppressed Additional optional dose panels may be used.

2023 Key Milestones Cash balance * of $145M as of September 30, 2023, cash runway into Q1 2026; 2023 net cash burn of between $90M and $95M *Consists of cash, cash equivalents and marketable securities 25 Anticipated Timing 2023 Milestone 1H Imdusiran : Dose f irst patient in the imdusiran+VTP - 300+Nivo arm of the ongoing Phase 2a Vaccitech trial 1H Imdusiran: Preliminary IFN data from patients in the AB - 729 - 201 clinical trial 1H Imdusiran: Follow - up off - treatment data from AB - 729 - 001 clinical trial Q4 Imdusiran: Preliminary data from Phase 2a POC clinical trial with imdusiran+VTP - 300+NA therapy 2H AB - 101: Initiate single - ascending dose portion of Phase 1 clinical trial in healthy subjects © 2023 Arbutus Biopharma, Inc.

Thank You © 2023 Arbutus Biopharma, Inc.